INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2014
Intangible Assets
INTANGIBLE ASSETS

The Company has incurred costs to trademark eight of its current products and marketing nomenclatures. During 2014, the Company purchased a patent in relation to the purchase of GT Beverage, and also assumed the trademarks of Bazi Intl. Patents and trademarks are being amortized over the lesser of their remaining life or 15 years.

Intangible assets are:

	December 31, 2014	December 31, 2013
Patents and trademarks	$1,706,849	$1,706,849
Accumulated amortization	(488,235)	(305,392)

	$1,218,614	$1,401,457

Amortization expense for the year ended December 31, 2014 and 2013 was $182,843 and $191,177, respectively. For these assets, amortization expense over the next five years and thereafter is expected to be as follows:

Patent and Trademark Amortization
2015	$145,172
2016	141,177
2017	141,177
2018	141,177
2019	141,177
2020 and thereafter	508,734
$1,218,614